Taxes on Income - Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2016	Dec. 31, 2015	Sep. 30, 2015	Dec. 31, 2014
Deferred tax assets:
Deferred taxes due to carryforward losses	$ 1,067	$ 844	$ 739	$ 600
Deferred Tax Assets, Gross	1,067	844	739	600
Valuation allowance	(1,067)	(844)	(739)	(600)
Net deferred tax asset	$ 0	$ 0	$ 0	$ 0